UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): March 16, 2017

BioCorRx Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-54208	90-0967447
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2390 East Orangewood Avenue, Suite 575

Anaheim, California 9280

(Address of Principal Executive Offices) (Zip Code)

(714) 462-4880
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Definitive Material Agreement.

On March 16, 2017, BioCorRx Inc. (the “Company”) entered into a Settlement Agreement with Lucas Hoppel (the “Hoppel Settlement Agreement”). As previously disclosed in a Current Report on Form 8-K filed on October 27, 2016 (the “October 2016 8-K”), Mr. Hoppel had lent $100,000 to the Company in exchange for a $110,000 8% Convertible Promissory Note (the “Hoppel Note”) and 400,000 shares of the Company’s common stock. Through March 16, the Company had not paid any principal or interest owed pursuant to the Hoppel Note and Mr. Hoppel had not submitted conversion notices to the Company. Pursuant to the Hoppel Settlement Agreement, the Company will issue 6,831,000 shares of restricted common stock to Mr. Hoppel and the Hoppel Note will be considered paid in full.

On March 20, 2017, the Company entered into a Settlement Agreement with Vista Capital Investments, LLC (the “Vista Settlement Agreement”). As previously disclosed in the October 2016 8-K, Vista Capital Investments, LLC (“Vista”) had lent $100,000 to the Company in exchange for a $110,000 8% Convertible Promissory Note (the “Vista Note”) and 400,000 shares of the Company’s common stock. Through March 20, the Company had not paid any principal or interest owed pursuant to the Vista Note and Vista had not submitted conversion notices to the Company. Pursuant to the Vista Settlement Agreement, the Company will issue 6,831,000 shares of restricted common stock to Vista and the Vista Note will be considered paid in full.

Item 1.02 Termination of a Definitive Material Agreement.

The description in Item 1.01 is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The description in Item 1.01 of the shares to be issued by the Company to each of Mr. Hoppel and Vista is incorporated herein. The issuance of the shares set forth herein was made in reliance on the exemption provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) for the offer and sale of securities not involving a public offering. The Company’s reliance upon Section 4(a)(2) of the Securities Act in issuing the securities was based upon the following factors: (a) the issuance of the securities was an isolated private transaction by us which did not involve a public offering; (b) there were only two recipients; (c) there were no subsequent or contemporaneous public offerings of the securities by the Company; (d) the securities were not broken down into smaller denominations; (e) the negotiations for the issuance of the securities took place directly between the individual lenders and the Company; and (f) the recipients of the securities are accredited investors.

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Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Settlement Agreement with Lucas Hoppel, dated March 16, 2017

10.2	Settlement Agreement with Vista Capital Investments, LLC dated March 20, 2017

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOCORRX INC.

Date: March 22, 2017	By:	/s/ Lourdes Felix
Lourdes Felix
Chief Financial Officer and Director

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